(logo)

The Brazil Fund, Inc.

Annual Report
December 31, 1998

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

(logo)  The Brazil Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

o closed-end investment company investing in a broad spectrum of Brazilian industries

o a vehicle for international diversification through participation in the Brazilian economy

(logo)  General Information
================================================================================

Executive offices

  The Brazil Fund, Inc.
  345 Park Avenue
  New York, NY 10154
  For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

  For account information: 1-800-426-5523
  EquiServe
  Attn. Investor Relations Department
  P.O. Box 8200
  Boston, MA 02266-8200

Custodian

  Brown Brothers Harriman & Co.

Legal counsel

  Debevoise & Plimpton

Independent Accountants

  PricewaterhouseCoopers LLP


New York Stock Exchange Symbol -- BZF



(logo)  Contents
================================================================================

In Brief                                3
Letter to Stockholders                  3
Investment Summary                      6
Portfolio Summary                       7
Investment Portfolio                    8
Financial Statements                   11
Financial Highlights                   14
Notes to Financial Statements          15
Report of Independent Accountants      19
Tax Information                        20
Dividend Reinvestmen
  and Cash Purchase Plan               21
Stockholder Meeting Results            23
Investment Manager and Administrator   24
Directors and Officers                 24


--------------------------------------------------------------------------------
This report is sent to the  stockholders  of The Brazil  Fund,  Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

(logo)  The Brazil Fund, Inc.
In Brief
================================================================================

o Economic turmoil, divisive politics, and fears of devaluation kept Brazilian equities under pressure for most of 1998.

o While further volatility is inevitable following the devaluation of the real, it remains crucial for the government to contain inflation, maintain currency stability, and institute fiscal discipline.

o The Fund realigned its holdings in the telecommunications sector, taking advantage of the privatization of Telebras to purchase the newly created fixed-line telephone companies.


(logo)  Letter to Stockholders
================================================================================

Dear Stockholders:

  The wide range of problems affecting the Brazilian economy caused stocks to plummet in 1998. Concerns about high interest rates, growing fiscal and current account deficits, and pressure on the real all weighed heavily on investor sentiment. After performing well in the first quarter, equities gradually lost ground until August, when the Russian debt default sent the stock markets of developing countries into a free fall. Brazilian equities eventually regained their footing and rallied until mid-December, in part because of a $41 billion aid package pledged by the International Monetary Fund (IMF), but proceeded to give back most of their gains as the likelihood of devaluation increased.

  In this difficult environment, the return on the net asset value of the Brazil Fund declined 25.42% to $14.92 per share for the twelve-month period ended December 31, 1998. In the same time period, the return on the price of the Fund's shares trading on the New York Stock Exchange declined 31.61% to $10.875 per share, representing a discount of 27.11% to NAV. While poor on an absolute basis, these returns outpaced the performance of the unmanaged benchmark indices by a wide margin. In the period, the Sao Paulo Stock Exchange declined 38.55%, and the International Finance Corporation (IFC) Index dropped 38.93%.

The Road to Devaluation

  For the last four years, Brazil's Real Plan has resulted in low inflation, steady economic growth, and a stable currency exchange rate. While the program helped repair the economy following the crippling inflation of the early 90's, the gradually depreciating band in which it placed the real proved insufficient to compensate for the country's "twin deficits." Unable to make the necessary adjustments to its fiscal policy, Brazil's government was forced to use billions of dollars of foreign exchange reserves to defend the currency. In addition, interest rates were raised to over 40%, an act that stifled economic growth but failed to stem capital flight. Although the IMF package appeared to meet the country's external financing needs for 1999, confidence in the government's ability to attract foreign exchange flows or service the domestic debt steadily deteriorated. When the governor of the state of Minas Gerais declared a debt moratorium in early January 1999, what remained of investors' confidence in the government's ability to achieve equilibrium evaporated. The Central Bank was forced to attempt a controlled 9% devaluation vis-a-vis the dollar, prompting the resignation of the Central Bank president, Gustavo Franco. Two days later, Brazil abandoned the exchange rate band that had long been the anchor of the Real Plan, allowing the currency to float freely.

(logo)  The Brazil Fund, Inc.
Letter to Stockholders
================================================================================

  Regrettably, the re-election of President Fernando Henrique Cardoso and the announcement of the IMF support program in the end did not prove sufficient to address Brazil's precarious financial position, demonstrating that much deeper changes will be needed. Although it is likely that the Brazilian Congress will ultimately pass all of the proposed fiscal reforms, its failure to do so in a timely fashion was one of the primary causes of the crisis. Going forward, it is imperative for the government to develop a comprehensive plan to address the public sector borrowing requirements of the country, while at the same time avoiding the path of inflationary financing. While the devaluation and the deepening recession will likely lead to a positive adjustment in the trade and current account deficits, the government must act forcefully to instill confidence in investors and the business community. In the process, it would enable a significant reduction in interest rates, and help restore capital flows from trade transactions and foreign direct investment.

  On a more positive note, the catharsis that has accompanied the devaluation may result in a more attractive environment for Brazilian companies. If the government is able to reduce real interest rates without the return of high inflation, the contraction in the economy could be short-lived, and possibly a precursor to recovery in the latter half of 1999 or early 2000. A weaker real should increase the competitiveness of Brazilian exports and reduce the flow of imports, reducing the current account deficit in the process. Foreign direct investment, which has been strong in the past, is likely to increase as long as the demand for services and manufactured goods increases. In addition, any strengthening in commodity prices would be beneficial to many of the listed Brazilian companies in the paper and pulp, steel, mining, and petrochemical sectors. The potential still exists for a more favorable market environment in the year ahead, although many question marks are likely to dampen market performance in the near-term.

Portfolio Strategy

  As volatility is not likely to recede quickly from the Brazilian market, a long-term approach helps the Fund to navigate through the periodic crises that have occurred since the Fund's inception. The Fund's outperformance of its benchmark in 1998 underscores our view that portfolios are best structured to overcome stock market volatility when they emphasize companies with low balance sheet leverage, a healthy rate of internal cash flow generation, and the ability to finance their growth even during periods of economic turmoil.

  The Fund finished 1998 with approximately 26% of investments in cash equivalents, which served to cushion the blow of the continued decline in Brazilian equities over the course of the year. While some of the cash buildup was undertaken for defensive purposes, the majority of it was related to the breakup of Telecomunicacoes Brasileiras S.A. ("Telebras") prior to the privatization of the underlying operating companies. Under U.S. tax law, the split was a taxable event to U.S. stockholders, requiring the realization of a capital gain on the Fund's holding in Telebras. This capital gain was paid out to stockholders in the form of a dividend on January 13, 1999.

  In order to minimize the taxable impact to stockholders, the Fund realized losses on holdings whose outlook had been negatively affected by the likelihood of a prolonged recession and the extended period of high interest rates. Among this group were the steel company Usinas Siderugicas de Minas Gerais S.A. ("Usiminas"), and the paper company Industrias Klabin de Papel e Celulose S.A. The Fund also realigned its holdings in the telecommunications sector, reducing its stake in Telebras prior to the privatization and selling down holdings in Telecomunicacoes de Sao Paulo S.A. ("Telesp") and Telecomunicacoes de Sao Paulo

(logo)  The Brazil Fund, Inc.
Letter to Stockholders
================================================================================

S.A. Cellular ("Telesp Cellular"). Purchases made by the Fund include the newly created fixed-line telephone companies that resulted from the Telebras privatization: Tele Norte Leste, Telecentro Sul, and the long-distance company Embratel. We favored these entities over the cellular companies created from the breakup because they have the advantages of size, liquidity, financial strength, and stronger near-term prospects. The creation of twelve new entities from the Telebras privatization, six of which will have significant liquidity, should benefit the stock market by creating a deeper base of individual companies in place of a single, dominant stock.

Year 2000 Readiness

  Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund's Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper Investments has commenced a review of the Y2K Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Outlook

  The past eighteen months have been a difficult period for investors in the Brazilian stock market, and it remains unclear when an economic recovery will occur. However, liquidity is thin in the Brazilian market, so significant changes in the economic prospects of individual companies must be anticipated with a relatively long lead-time. Despite the numerous near-term difficulties, we remain confident that the strength of the corporate sector will ultimately lead to positive results for stockholders of the Fund, as it has over the past ten years.

Respectfully,

/s/Nicholas Bratt    /s/Juris Padegs

Nicholas Bratt       Juris Padegs
President            Chairman of the Board

[LOGO] The Brazil Fund, Inc.
Investment Summary as of December 31, 1998
================================================================================
Historical
Information                                   Total Return (%)
Life of Fund   ----------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)
               -------------------   --------------------   -------------------
                           Average                Average               Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual
               -------------------   --------------------   -------------------
Current Quarter   14.37        --       11.06         --       0.96         --
One Year         -31.61    -31.61      -25.42     -25.42     -38.55     -38.55
Three Year       -17.67     -6.28       15.11       4.80      26.91       8.27
Five Year          2.94      0.58       42.20       7.29      74.50      11.78
Ten Year         279.34     14.26      217.71      12.25     468.55      18.98

--------------------------------------------------------------------------------
Per Share Information and Returns (a)
Yearly periods ended December 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE TOTAL RETURN (%)

CHART DATA:

                        1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
-----------------------------------------------------------------------------------------------------
Net Asset Value......  $18.85  $ 5.97  $13.80  $14.12  $20.98  $31.10  $20.73  $25.75  $26.42  $14.92
Income Dividends.....  $  .89  $  .12  $   --  $   --  $  .08  $   --  $  .30  $  .55  $  .51  $  .75
Capital Gains and
Other Distributions..  $ 2.29  $   --  $   --  $  .66  $  .74  $ 2.46  $ 1.05  $  .32  $ 2.75  $ 2.27
Total Return (%).....   83.96  -67.98  131.16    6.43   54.19   61.09  -23.31   28.89   19.75  -25.42

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)  Sao Paulo Stock Exchange Index ($).

     Past results are not necessarily indicative of future performance of the Fund.

[LOGO] The Brazil Fund, Inc.
Portfolio Summary as of December 31, 1998
================================================================================

Diversification

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

    Equity Securities           74%
    Cash Equivalents            26%
                              -----
                               100%
                              =====

--------------------------------------------------------------------------------
Sectors
Sector breakdown of the Fund's equity securities

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

    Telecommunications          20%
    Banking                     20%
    Utilities                   16%
    Food and Beverage           10%
    Petroleum                   10%
    Mining                       6%
    Tobacco                      5%
    Electrical Equipment         4%
    Forest Products              2%
    Other                        7%
                              -----
                               100%
                              -----

--------------------------------------------------------------------------------
Ten Largest Equity Holdings

   1. Banco Itau S.A.
   2. Petroleo Brasileiro S.A.
   3. Companhia Cervejaria Brahma
   4. Telecomunicacoes de Sao Paulo S.A.
   5. Banco Bradesco S.A.
   6. Companhia Energetica de Minas
      Gerais
   7. Companhia Vale do Rio Doce
   8. Companhia Souza Cruz
      Industria e Comercio
   9. Centrais Eletricas Brasileiras S.A.
  10. Embratel Participacoes S.A.

[LOGO] The Brazil Fund, Inc.
Investment Portfolio as of December 31, 1998
================================================================================

                                                                                              Shares         Value ($)
----------------------------------------------------------------------------------------------------------------------
Equity Securities 74.3%

Banking 14.7%
Banco Bradesco S.A. (pfd.) ..........................................................     2,233,692,307     12,386,293
Banco Bradesco S.A. (pfd.) (Rights)* (b) ............................................        92,584,629         53,639
Banco Itau S.A. (pfd.) ..............................................................        60,024,208     29,309,897
                                                                                                          ------------
                                                                                                            41,749,829
                                                                                                          ------------

Chemicals 0.7%
S/A White Martins (voting) ..........................................................         4,273,846      2,051,588
                                                                                                          ------------
Construction 0.7%
Odebrecht S.A. (voting) (b) .........................................................       575,630,000      1,896,137
                                                                                                          ------------
Containers 0.4%
Dixie Toga S.A. (pfd.) ..............................................................         4,349,000      1,277,794
                                                                                                          ------------
Electrical Equipment 3.1%
Empresa Brasileira de Compressores S.A. (pfd.) ......................................         4,393,800      1,272,775
Weg S.A. (pfd.) (b) .................................................................        16,026,600      7,428,008
                                                                                                          ------------
                                                                                                             8,700,783
                                                                                                          ------------

Food & Beverages 7.7%
Companhia Cervejaria Brahma (pfd.) ..................................................        39,257,913     17,155,537
Sadia S.A. Industria e Comercio (pfd.) ..............................................         9,088,430      4,663,626
                                                                                                          ------------
                                                                                                            21,819,163
                                                                                                          ------------

Forest Products 1.7%
Aracruz Celulose S.A. "B" (pfd.) (b) ................................................         6,651,599      4,954,636
                                                                                                          ------------
Glass 1.3%
Companhia Vidraria Santa Marina (voting) ............................................         2,340,236      3,680,073
                                                                                                          ------------
Mining 4.2%
Companhia Vale do Rio Doce (voting) (pfd.) ..........................................           906,104     11,473,943
Companhia Vale do Rio Doce "A" (debenture)* (b) .....................................           922,104              0
S.A. Mineracao da Trindade (voting) .................................................        38,392,104        460,737
                                                                                                          ------------
                                                                                                            11,934,680
                                                                                                          ------------

Petroleum 7.3%
Petroleo Brasileiro S.A. (pfd.) .....................................................       183,739,999     20,833,751
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Investment Portfolio
================================================================================

                                                                                              Shares         Value ($)
----------------------------------------------------------------------------------------------------------------------
Retailing 1.3%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (voting) ...................       110,000,000      1,775,295
Lojas Americanas S.A. (Rights)* (b) .................................................        55,268,850              0
Lojas Americanas S.A. (voting) (b) ..................................................       435,187,800      2,034,039
                                                                                                          ------------
                                                                                                             3,809,334
                                                                                                          ------------

Telecommunications 15.0%
Embratel Participacoes S.A. (pfd.)* .................................................       618,223,400      8,442,529
Tele Celular Participacoes S.A. (pfd.)* .............................................       300,256,600        173,954
Tele Celular Sul Participacoes S.A. (pfd.)* .........................................       300,256,600        506,951
Tele Centro Oeste Celular Participacoes S.A. (pfd.)* ................................       300,256,600        315,602
Tele Centro Sul Participacoes S.A. (pfd.)* ..........................................       444,256,600      3,857,026
Telecomunicacoes de Sao Paulo S.A. (pfd.) ...........................................        94,212,067     12,842,315
Telecomunicacoes do Parana S/A (pfd.) ...............................................        15,242,900      2,712,246
Telemig Celular Participacoes S.A. (pfd.)* ..........................................       400,256,600        443,901
Tele Nordeste Celular Participacoes S.A. (pfd.)* ....................................       300,256,600        273,356
Tele Norte Leste Participacoes S.A. (pfd.) ..........................................       589,835,900      7,371,423
Telesp Participacoes S.A. (pfd.)* ...................................................       200,256,600      4,557,878
Tele Sudeste Celular Participacoes S.A. (pfd.)* .....................................       300,256,600      1,267,377
                                                                                                          ------------
                                                                                                            42,764,558
                                                                                                          ------------

Textiles and Apparel 0.7%
Sao Paulo Alpargatas S.A.* (pfd.) ...................................................        47,579,600      2,067,394
                                                                                                          ------------
Tobacco 3.8%
Companhia Souza Cruz Industria e Comercio (voting) (b) ..............................         1,657,543     10,700,464
                                                                                                          ------------
Utilities 11.7%
Centrais Eletricas Brasileiras S.A. "B" (pfd.) ......................................       545,000,000     10,464,722
Companhia Energetica de Minas Gerais (pfd.) .........................................       633,019,229     12,050,025
Companhia Paranaense de Energia "B" (pfd.) ..........................................       360,700,000      2,597,219
Companhia Paranaense de Energia (voting) ............................................       841,742,700      4,806,973
Companhia Paulista de Forca e Luz (voting) ..........................................        42,770,000      3,079,652
Companhia Paulista de Forca e Luz (pfd.) ............................................         2,746,700        181,864
Companhia Paulista de Forca e Luz (pfd.) Pro-rata shares* ...........................           182,301         12,070
                                                                                                          ------------
                                                                                                            33,192,525
                                                                                                          ------------
Total Equity Securities (Cost $152,753,515)..........................................                      211,432,709
                                                                                                          ------------

----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Investment Portfolio
================================================================================

                                                                                            Principal
                                                                                            Amount ($)       Value ($)
----------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 4.0%

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5.0%
  to be repurchased at $11,267,256 on 1/4/1999, collateralized by a $8,814,000
  U.S. Treasury Note, 10.375%, 11/15/2009
  (Cost $11,261,000) ................................................................        11,261,000     11,261,000
                                                                                                          ------------

----------------------------------------------------------------------------------------------------------------------

Short Term Notes 21.7%

Countrywide Home Loans Corp., 5.5%**, 1/14/1999 .....................................        13,000,000     12,974,181
Dresdner Bank, 7.0%**, 1/4/1999 .....................................................        12,000,000     12,000,000
Federal Home Loan Mortgage Corp., 4.7%**, 1/4/1999 ..................................        25,000,000     24,990,208
Royal Bank of Canada, 6.7%**, 1/4/1999 ..............................................        12,000,000     11,993,300
                                                                                                          ------------
Total Short Term Notes (Cost $61,957,689) ...........................................                       61,957,689
                                                                                                          ------------

----------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100.0% (Cost $225,972,204) (a) ........................                      284,651,398
                                                                                                          ============

*     Non-income producing security.
**    Annualized yield at time of purchase; not a coupon rate. (Unaudited)
(a) The cost of the investment portfolio for federal income tax purposes was $226,000,812. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $58,650,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $93,795,885 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $35,145,299.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $27,066,923 (11.12% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values as of December 31, 1998. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1998 aggregated $20,626,717. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment securities, at value (identified cost $225,972,204) ......................           $    284,651,398
Cash and foreign currency holdings, at market (identified cost $2,389,464) ..........                  2,352,760
Dividends and interest receivable ...................................................                  5,168,371
Other assets ........................................................................                      4,616
                                                                                                ----------------
Total assets ........................................................................                292,177,145

LIABILITIES
Dividends ...........................................................................                 47,477,101
Accrued management fee ..............................................................                    278,551
Other payables and accrued expenses .................................................                  1,078,529
                                                                                                ----------------
Total liabilities ...................................................................                 48,834,181
                                                                                                ----------------
Net assets, at value ................................................................           $    243,342,964
                                                                                                ================
NET ASSETS
Net assets consist of:
Undistributed net investment income..................................................                  1,454,663
Net unrealized appreciation (depreciation) on:
   Investment securities ............................................................                 58,679,194
   Foreign currency related transactions ............................................                   (139,647)
Accumulated net realized gain (loss) ................................................                 (4,065,127)
Paid-in capital .....................................................................                187,413,881
                                                                                                ----------------
Net assets, at value ................................................................           $    243,342,964
                                                                                                ================
Net asset value per share ($243,342,964 B 16,315,155 shares of common stock
   outstanding, 50,000,000 shares authorized, $.01 par value) .......................                     $14.92
                                                                                                          ======

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Operations
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,174,664) .............................           $     16,954,158
Interest ............................................................................                  2,347,769
                                                                                                ----------------
                                                                                                      19,301,927
Expenses:
Management fee ......................................................................                  4,127,270
Administrator's fee .................................................................                     50,000
Custodian and accounting fees .......................................................                    929,405
Directors' fees and expenses ........................................................                    165,518
Legal ...............................................................................                    364,479
Auditing and tax services ...........................................................                     85,003
Reports to shareholders .............................................................                     57,096
Services to shareholders ............................................................                     15,000
Other ...............................................................................                     79,146
                                                                                                ----------------
                                                                                                       5,872,917
                                                                                                ----------------
Net investment income ...............................................................                 13,429,010
                                                                                                ----------------
Net realized and unrealized gain (loss) on investment transactions Net realized gain (loss) from:
Investments .........................................................................                 36,140,713
Foreign currency denominated transactions (net of CPMF tax $154,393) ................                 (1,099,981)
                                                                                                ----------------
                                                                                                      35,040,732
                                                                                                ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments .........................................................................               (186,363,210)
Foreign currency denominated transactions ...........................................                   (131,830)
                                                                                                ----------------
                                                                                                    (186,495,040)
                                                                                                ----------------
Net gain (loss) on investment transactions ..........................................               (151,454,308)
                                                                                                ----------------
Net increase (decrease) in net assets resulting from operations .....................           $   (138,025,298)
                                                                                                ================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                 Years Ended December 31
                                                                           -------------------------------------

Increase (Decrease) in Net Assets                                               1998                 1997
----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ................................................     $     13,429,010     $      9,820,789
Net realized gain from investment transactions .......................           35,040,732           34,941,748
Net unrealized appreciation (depreciation) on investment
   transactions during the period ....................................         (186,495,040)          19,046,094
                                                                           ----------------     ----------------
Net increase (decrease) in net assets resulting from operations ......         (138,025,298)          63,808,631
                                                                           ----------------     ----------------
Distributions to shareholders:
From net investment income ...........................................          (12,154,425)          (8,290,328)
                                                                           ----------------     ----------------
From net realized gains on investment transactions ...................          (37,035,402)         (44,702,055)
                                                                           ----------------     ----------------
Net asset value of shares issued to shareholders in reinvestment
   of distributions ..................................................            1,128,338              631,634
                                                                           ----------------     ----------------
Increase (decrease) in net assets ....................................         (186,086,787)          11,447,882
Net assets at beginning of period ....................................          429,429,751          417,981,869
                                                                           ----------------     ----------------
Net assets at end of period (including undistributed net investment
   income of $1,454,663 and $1,280,001, respectively) ................     $    243,342,964     $    429,429,751
                                                                           ================     ================
Other Information
Increase in Fund Shares
Shares outstanding at beginning of period ............................           16,256,783           16,229,987
Shares issued to shareholders in reinvestment of distributions .......               58,372               26,796
                                                                           ----------------     ----------------
Shares outstanding at end of period ..................................           16,315,155           16,256,783
                                                                           ================     ================


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                                                            Years Ended December 31,
                                                             1998(a)     1997(a)    1996(a)     1995(a)      1994
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .....................  $ 26.42     $ 25.75     $ 20.73    $ 31.10     $ 20.98
                                                            -------     -------     -------    -------     -------
Net investment income (loss) .............................      .82         .60         .55        .38        (.17)
Net realized and unrealized gain (loss) on
  investment transactions ................................    (9.30)       3.33        5.34      (7.63)      12.75
                                                            ------      -------     -------    ------      -------
Total from investment operations .........................    (8.48)       3.93        5.89      (7.25)      12.58
                                                            ------      -------     -------    ------      -------
Less distributions:
From net investment income ...............................     (.75)       (.51)       (.55)      (.30)         --
From net realized gains on investments ...................    (2.27)      (2.75)       (.32)      (.90)      (2.46)
In excess of net realized gains on investments ...........       --          --          --       (.15)         --
                                                            -------     -------     -------    ------      -------
Total distributions ......................................    (3.02)      (3.26)       (.87)     (1.35)      (2.46)
                                                            ------      ------      ------     ------      ------
Dilution resulting from rights offering (d) ..............       --          --          --      (1.73)         --
                                                            -------     -------     -------    ------      -------
Broker and dealer manager fees and offering
  costs (d) ..............................................       --          --          --       (.04)         --
                                                            -------     -------     -------    ------      -------
Net asset value, end of period ...........................  $ 14.92     $ 26.42     $ 25.75    $ 20.73     $ 31.10
                                                            =======     =======     =======    =======     =======
Market value, end of period ..............................  $ 10.88     $ 21.00     $ 22.25    $ 21.13     $ 33.00
                                                            =======     =======     =======    =======     =======
Total Investment Return
Per share market value (%) ...............................   (31.61)      10.16        9.29     (26.37)      69.81
Per share net asset value (%) (b) ........................   (25.42)      19.75       28.89(c)  (23.31)(c)   61.09
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................      243         429         418        336         377
Ratio of operating expenses net, to average net
  assets (%) .............................................     1.56        1.46        1.60       1.62        1.71
Ratio of operating expenses before expense
  reductions, to average net assets (%) ..................     1.56        1.46        1.62       1.67        1.71
Ratio of net investment income (loss) to average
  net assets (%) .........................................     3.57        1.91        2.22       1.54        (.58)
Portfolio turnover rate (%) ..............................    17.45        5.57        8.55       9.65        5.76

(a)   Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c)   Total returns would have been lower had certain expenses not been reduced.
(d) During the year ended December 31, 1995, the Fund issued 4,060,000 shares in connection with a rights offering of the Fund's shares.

--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) values of investment securities, other assets and liabilities at the daily rate of exchange;

     (ii) purchases and sales of investment securities, dividend and interest income and expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no U.S. federal income taxes, and no federal income tax provision was required.

From November 1, 1998 through December 31, 1998, the Fund incurred approximately $2,900,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

Effective January 1, 1996, the Brazilian withholding tax on dividend income was reduced from 15% to 0%. This rate change applies to dividends paid from a company's 1996 profits. Dividends paid from pre-1996 profits will continue to be taxed at 15%.

The Fund is subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, all of its tax basis net investment income, any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover) and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover), which would be taxable to the Fund if not distributed. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment and foreign currency related transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded at the earlier of ex dividend or record date. The Fund uses the identified cost method for determining realized gain or loss on investments and foreign currency for both financial and federal income tax reporting purposes. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
   ---------------------------------

During the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $56,432,590 and $120,476,821, respectively.

C. Investment Advisory Agreements and Transactions with Affiliated Persons
   -----------------------------------------------------------------------

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, 1.00% per annum of the value of the Fund's weekly net assets on the next $200 million, and 0.90% per annum of the value of the Fund's weekly net assets in excess of $500 million. For the year ended December 31, 1998, the fee pursuant to the Agreement amounted to $4,127,270, which was equivalent to an annual effective rate of 1.10%.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Manager, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the shareholders of the Fund approved a new investment management agreement with Scudder Kemper that had been previously approved by the Fund's Board of Directors, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

The Fund and the Manager entered into an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the year ended December 31, 1998, the Administrator fee amounted to $50,000, of which $46,002 was unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $204,202, of which $14,023 is unpaid at December 31, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended December 31, 1998 the amount charged by SSC aggregated $15,000, of which $1,250 is unpaid at December 31, 1998.

The Fund pays each Director not affiliated with the Manager an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the year ended December 31, 1998, Directors' fees and expenses amounted to $165,518, of which $2,088 was unpaid at December 31, 1998.

D. Foreign Investment and Exchange Controls in Brazil
   --------------------------------------------------

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by holders of at least two-thirds of the Fund's shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Line of Credit
   --------------

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

F. Subsequent Event (Unaudited)
   ----------------------------

In early January, 1999, the Banco Central do Brasil, the Brazilian Central Bank (BACEN) announced that it was widening the trading band upon which the Brazilian real trades against the U.S. dollar. Two days later, the BACEN announced that it had halted its intervention and allowed the real to float freely in the foreign exchange market and would intervene on a limited basis to avoid major swings in the exchange rate.

[LOGO] The Brazil Fund, Inc.
Report of Independent Accountants
================================================================================

To The Shareholders and the Board of Directors of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 19, 1999

[LOGO] The Brazil Fund, Inc.
Tax Information (Unaudited)
================================================================================

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $2.27 per share from net long-term capital gains during the year ended December 31, 1998, 100% of which represents 20% rate gains. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $40,000,000 as capital gain dividends for the year ended December 31, 1998, 100% of which represents 20% rate gains.

The Fund paid foreign taxes of $1,770,000 and earned $13,700,000 of foreign source income during the year ended December 31, 1998. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.11 per share as foreign taxes paid and $0.84 per share as income earned from foreign sources for the year ended December 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Brazil Fund account, please call 1-800-426-5523.

(logo) The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

  The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

  Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

  Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

  If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

  If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

  Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

(logo) The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
===============================================================================

Participant Plan Accounts

  The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

  There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

  With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

  Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

  The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

  A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

  If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

(logo) The Brazil Fund, Inc.
Stockholder Meeting Results
================================================================================
The Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") was held on July 28, 1998, at the office of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matters were voted upon by the stockholders and the resulting votes are presented below.

1. To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                            Number of Votes:
                                            ----------------
   Director                       For           Withheld         Broker
   --------                       ---           --------         ------
                                                                      Non-Votes*
   Juris Padegs                9,116,963        1,182,865           0
   Ronaldo A. da Frota         9,116,963        1,182,865           0
   Nogueira
   Harold Williams             9,112,405        1,187,423           0


2. To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 1998.

                                Number of Votes:
                                ----------------
           For              Against           Abstain      Broker Non-Votes*
           ---              -------           -------      -----------------
        9,145,861           598,534           555,433              0



A Special Meeting of Stockholders (the "Meeting") of The Brazil Fund, Inc. (the "Fund") was held on December 17, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matter was voted upon by the stockholders and the resulting votes are presented below.

1.   To approve a new Investment Advisory, Management and
     Administration Agreement for the Fund with Scudder Kemper
     Investments, Inc.

                                  Number of Votes:
                                  ----------------
             For              Against           Abstain      Broker Non-Votes*
             ---              -------           -------      -----------------
          9,279,556          1,489,711          45,613               0



--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

(logo) The Brazil Fund, Inc.
Investment Manager and Administrator
================================================================================

  The investment manager of The Brazil Fund, Inc. is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

  The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

     The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc., and Scudder New Europe Fund, Inc. which are traded on the New York Stock Exchange.


Directors and Officers
================================================================================

NICHOLAS BRATT*
   President

JURIS PADEGS*
   Chairman of the Board and Director

EDGAR R. FIEDLER
   Director

KENNETH C. FROEWISS
   Director

WILLIAM H. LUERS
   Director

ROBERTO TEIXEIRA DA COSTA
   Director and Resident Brazilian Director

RONALDO A. DA FROTA NOGUEIRA
   Director and Resident Brazilian Director

WILSON NOLEN
   Director

HAROLD WILLIAMS
   Director

EDMUND B. GAMES, JR.*
   Vice President

BRUCE H. GOLDFARB*
   Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
   Vice President

PAUL ROGERS*
   Vice President

KATHRYN L. QUIRK*
   Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
   Vice President and Secretary

JOHN R. HEBBLE*
   Treasurer

CAROLINE PEARSON*
   Assistant Secretary

* Scudder Kemper Investments, Inc.